[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                    MFS(R) CAPITAL
                    OPPORTUNITIES FUND

                    SEMIANNUAL REPORT o MAY 31, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 13
Portfolio of Investments .................................................. 15
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 28
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-June, most U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended May 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.8%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

June 17, 2002

(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended May 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 10.58%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.85%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.42%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Maura A. Shaughnessy]
    Maura A. Shaughnessy

For the six months ended May 31, 2002, Class A shares of the fund provided a total return of -8.03%, Class B shares -8.36%, Class C shares -8.33%, and Class I shares -7.92%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -5.69% return for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market. During the same period, the average multicap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -3.03%.

Q.  WHY HAVE STOCK PRICES CONTINUED TO DECLINE?

A. A combination of factors drove the market down over the period. To start, we had a big rally at the end of 2001 in anticipation of an economic recovery in the New Year. Early in 2002, however, concerns that the recovery might take longer than originally expected and that perhaps the gains had been overdone caused stock prices to pull back. Stocks slid throughout the spring, as investors remained cautious, corporate capital spending weak, and first-quarter earnings mixed. Accounting issues, as well as uncertainties related to the war on terrorism and the Mid East conflict, also unsettled the market. The hardest hit groups included growth stocks and large companies with complex balance sheets.

Q.  WHAT EXPLAINS THE FUND'S PERFORMANCE?

A. In an environment that was particularly bad for growth investing, our performance was hurt by investments in growth sectors such as technology and telecommunications. Technology, where we had a slightly overweighted position relative to our benchmark, suffered as corporations kept a lid on capital spending. Telecom stocks fell due to slowing demand, stiff competition, and weak pricing. In addition, some of our more growth-oriented investments in the utilities and cable television areas declined amid the market's jitters. We were also very underweighted in consumer staples, a sector that rallied as investors looked for safe havens. We avoided the group because we felt valuations (stock prices relative to measures such as earnings and cash flow) were not that compelling on a long-term basis.

Q.  WERE THERE ANY NOTABLE DISAPPOINTMENTS?

A. Yes. Tyco International, an industrial conglomerate, plunged in value as investors worried about the company's restructuring plans, complex accounting practices, and an investigation surrounding the former CEO's personal finances. We maintained our position, believing that there was still value in the underlying businesses. We also kept a sizable stake in Merrill Lynch, which tumbled amid allegations that some of its analysts had misled investors. We also maintained investments in utility companies such as Dynegy, El Paso, and AES, all of which suffered in the wake of the Enron collapse. But we sold Qwest Communications International, a large telecom player with accounting issues.

Q.  DID YOU CHANGE YOUR STRATEGY TO COPE WITH THIS DIFFICULT ENVIRONMENT?

A. Our experience has been that switching strategies in response to a down market is not a good long-term strategy. We continued to take a bottom-up approach to stock selection, using MFS Original Research(R). And we continued to follow a relative value strategy, which means looking for stocks with good earnings growth that we believe are selling at a reasonable price relative to a company's history, peers, and outlook. We maintained the same disciplined approach to selling that we have always taken, trimming stocks that approached what we believed was full valuation.

Q.  WHERE DID YOU TAKE PROFITS?

A. We did well with our investments in semiconductor stocks, such as Analog Devices and Atmel. As technology companies restocked depleted inventories, orders picked up and some stock prices rose. However, we weren't convinced that the demand we were seeing in the first quarter of the New Year was sustainable. We took profits in the spring, shortly before demand started to slow and some stocks slumped.

    Our focus on basic materials stocks that we felt could benefit from an economic recovery also worked out well. Our biggest stake was in foreign paper stocks, which we found more attractive on a valuation basis than their domestic counterparts. We owned names such as Abitibi-Consolidated in Canada and Aracruz Celulose in Brazil, cutting back as their valuations climbed.

Q. FINANCIAL SERVICES AND LEISURE WERE YOUR TWO BIGGEST SECTORS AT THE END OF THE PERIOD. WHY?

A. We structured the portfolio somewhat in the shape of a barbell. At one end, we had a sizable stake in more defensive stocks that we thought might do well regardless of how quickly the economy recovered. Our biggest focus was in the financial sector, where we emphasized property and casualty insurers, such as Ace Ltd. and XL Capital. The group rallied nicely as the pricing environment improved. In addition, we owned some of the large banks, including Bank of America and Comerica, which also did well.

    At the other end of the barbell, we had stocks that we felt could benefit directly from an economic turnaround. We had an above-average stake in the leisure sector with a focus on advertising-sensitive media stocks, such as Viacom and Clear Channel Communications. These stocks rallied as the economic outlook improved, ad sales began to look solid for the fall TV season, and investors looked ahead to companies stepping up their ad spending.

Q.  DID YOU INCREASE YOUR FOCUS ON SMALL- AND MID-CAP STOCKS?

A. As a multicap fund, we typically have about 70% of our assets in large-cap names with the other 30% in small- and mid-size companies. Over the period, the latter grew to about 35% through stock price appreciation, as small- and mid-cap holdings generally outperformed large-cap stocks. We believe smaller companies benefited from not having the balance sheet complexities of their large-cap counterparts. Historically, smaller caps have had a track record of strong performance coming out of past recessions. Among our small- and mid-cap holdings were paper company stocks, oil services names such as GlobalSantaFe, and Danaher, which makes industrial controls as well as several well-known brands of tools, including Sears Craftsman(R).

Q.  HAS THE MARKET'S VOLATILITY PROVIDED SOME UNIQUE INVESTMENT OPPORTUNITIES?

A. It has. We were able to take advantage of depressed prices in the pharmaceutical group, building our investment in what we feel are large, well-known companies with consistent earnings growth, such as Pfizer and Wyeth. As a group, drug stocks had fallen to what we viewed as compelling valuations amid worries surrounding the backlog of FDA approvals, as well as concerns about patent expirations, competition from generics, and inventory build-ups. We also began nibbling at biotech stocks, such as Genzyme, which had been hurt by concerns that the pharmaceuticals (their customers) could cut back on spending. Although a number of our health care holdings continued to decline over the period, we believe they have strong long-term potential.

Q.  WHAT DO YOU THINK OF THE MARKET'S PROSPECTS FROM HERE?

A. We expect the economic recovery to continue, but to remain choppy. As the economy improves and corporate earnings begin to strengthen, we think stock prices will be in a better position to rally. However, we doubt a rising tide will lift all boats. Instead, stock selection will be critical as investors pay close attention to company-specific issues, including accounting disclosure practices. We believe this type of environment plays to our strength in bottom-up research. We also believe the fund's flexibility to go anywhere to find the best opportunities for earnings growth at a reasonable price should serve shareholders well going forward.

/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGER'S PROFILE
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MAURA A. SHAUGHNESSY, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE MULTICAP CORE AND UTILITIES PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES.

MAURA JOINED MFS IN 1991 AS A RESEARCH ANALYST AND BECAME VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992 AND SENIOR VICE PRESIDENT IN 1998.

A GRADUATE OF COLBY COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE, SHE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION. PRIOR TO JOINING MFS SHE WORKED FOR HARVARD MANAGEMENT CO. AND THE FEDERAL RESERVE BANK.

ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY- ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:               SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   JUNE 13, 1983

CLASS INCEPTION:         CLASS A  JUNE 13, 1983
                         CLASS B  SEPTEMBER 7, 1993
                         CLASS C  APRIL 1, 1996
                         CLASS I  JANUARY 2, 1997

SIZE:                    $4.3 BILLION NET ASSETS AS OF MAY 31, 2002

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH MAY 31, 2002

CLASS A
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                -8.03%      -26.82%       -15.46%       +40.09%      +249.96%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --         -26.82%       - 5.44%       + 6.97%      + 13.34%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --         -31.03%       - 7.29%       + 5.71%      + 12.68%
-----------------------------------------------------------------------------------------------------------

CLASS B
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                -8.36%      -27.35%       -17.34%       +34.99%      +227.05%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --         -27.35%       - 6.15%       + 6.18%      + 12.58%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --         -30.25%       - 6.88%       + 5.91%      + 12.58%
-----------------------------------------------------------------------------------------------------------

CLASS C
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                -8.33%      -27.36%       -17.32%       +34.88%      +234.35%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --         -27.36%       - 6.14%       + 6.17%      + 12.83%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --         -28.09%       - 6.14%       + 6.17%      + 12.83%
-----------------------------------------------------------------------------------------------------------

CLASS I
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                           -7.92%      -26.64%       -14.82%       +41.79%      +254.47%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return
  (No Sales Charge)                            --         -26.64%       - 5.21%       + 7.23%      + 13.49%
-----------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class B, C, and I share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these share classes been offered for the entire period. Conversely, because these expenses are lower for I than those A, performance shown is lower for I than it would have been had share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details.

All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns, but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MAY 31, 2002

FIVE LARGEST STOCK SECTORS

              FINANCIAL SERVICES                      21.5%
              LEISURE                                 17.3%
              TECHNOLOGY                              15.6%
              HEALTH CARE                             10.8%
              ENERGY                                   7.5%

TOP 10 STOCK HOLDINGS

VIACOM, INC.  4.3%                              CITIGROUP, INC.  1.9%
Diversified media and entertainment company.    Diversified global financial services firm

PFIZER, INC.  3.4%                              ECHOSTAR COMMUNICATIONS CORP.  1.8%
Pharmaceutical products company                 Satellite television product and services
                                                provider
GLOBALSANTAFE CORP.  2.8%
International oil and gas drilling contractor   XL CAPITAL LTD.  1.8%
                                                Bermuda-based insurance, reinsurance, and
MERRILL LYNCH & CO., INC.  1.9%                 financial products and services firm
Diversified investment and financial services
firm                                            TYCO INTERNATIONAL LTD.  1.6%
                                                Security systems, packaging, and electronic
CLEAR CHANNEL COMMUNICATIONS,  INC.  1.9%       equipment conglomerate
Media company with operations in radio,
outdoor advertising, and live entertainment     DANAHER CORP.  1.6%
                                                Manufacturer of industrial controls, tools, and
                                                instrumentation

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Capital Opportunities Fund, which was held on October 19, 2001, the following items were approved by the required vote of shareholders:

ITEM 1.  To elect a Board of Trustees:

                                                       NUMBER OF SHARES
                                                ------------------------------
                                                                    WITHHOLD
NOMINEE                                               FOR          AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                               225,856,511.599  5,825,573.249
John W. Ballen                                  225,834,888.959  5,847,195.889
Lawrence H. Cohn                                225,787,638.717  5,894,446.131
J. David Gibbons                                225,622,451.731  6,059,633.117
William R. Gutow                                225,845,341.283  5,836,743.565
J. Atwood Ives                                  225,882,261.693  5,799,823.155
Abby M. O'Neill                                 225,699,804.401  5,982,280.447
Lawrence T. Perera                              225,382,057.607  6,300,027.241
William J. Poorvu                               225,837,997.854  5,844,086.994
Arnold D. Scott                                 225,910,531.774  5,771,553.074
J. Dale Sherratt                                225,836,940.032  5,845,144.816
Elaine R. Smith                                 225,830,603.615  5,851,481.233
Ward Smith                                      225,646,645.580  6,035,439.268

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust:

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                        269,328,287.152
Against                                              9,686,415.699
Abstain                                             12,083,358.765
Broker non-votes                                    26,794,342.000

ITEM 3. To amend or remove certain fundamental investment policies:

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                        176,661,434.298
Against                                              5,450,319.064
Abstain                                              8,001,847.486
Broker non-votes                                    41,568,484.000

ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company:

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                        220,252,943.607
Against                                              4,254,719.240
Abstain                                              7,174,422.001

ITEM 5. To ratify the selection of Deloitte & Touche, LLP as the independent public accountants to be employed by the fund for the current fiscal year:

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                        222,966,463.406
Against                                              2,318,882.353
Abstain                                              6,396,739.089

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 2002

Stocks - 94.6%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 85.7%
  Advertising & Broadcasting - 1.4%
    Lamar Advertising Co., "A"*                       1,397,850  $   60,121,529
-------------------------------------------------------------------------------
  Aerospace - 0.3%
    Northrop Grumman Corp.                               89,400  $   10,845,114
-------------------------------------------------------------------------------
  Automotive - 1.1%
    American Axle + Manufacturing Holdings, Inc.*       797,400  $   24,081,480
    General Motors Corp. "H"*                         1,656,900      24,157,602
                                                                 --------------
                                                                 $   48,239,082
-------------------------------------------------------------------------------
  Banks & Credit Cos. - 3.9%
    Bank of America Corp.                               589,300  $   44,674,833
    Comerica, Inc.                                      581,200      37,254,920
    FleetBoston Financial Corp.                         696,600      24,548,184
    Household International, Inc.                     1,126,100      57,600,015
                                                                 --------------
                                                                 $  164,077,952
-------------------------------------------------------------------------------
  Biotechnology - 2.1%
    Eli Lilly & Co.                                     588,500  $   38,075,950
    Pharmacia Corp.                                   1,187,204      51,275,341
                                                                 --------------
                                                                 $   89,351,291
-------------------------------------------------------------------------------
  Business Machines - 2.0%
    Dell Computer Corp.*                              1,954,800  $   52,486,380
    Hewlett-Packard Co.                               1,634,316      31,199,092
                                                                 --------------
                                                                 $   83,685,472
-------------------------------------------------------------------------------
  Business Services - 1.1%
    Fedex Corp.                                         427,300  $   23,052,835
    Sabre Group Holding, Inc., "A"*                     544,000      21,433,600
                                                                 --------------
                                                                 $   44,486,435
-------------------------------------------------------------------------------
  Chemicals - 2.0%
    Dow Chemical Co.                                    910,900  $   30,369,406
    Praxair, Inc.                                       998,190      55,898,640
                                                                 --------------
                                                                 $   86,268,046
-------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.6%
    QLogic Corp.*                                       544,700  $   24,903,684
-------------------------------------------------------------------------------
  Computer Software - 0.6%
    Oracle Corp.*                                     3,347,100  $   26,509,032
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.0%
    Microsoft Corp.*                                    828,340  $   42,170,789
-------------------------------------------------------------------------------
  Computer Software - Services - 0.7%
    SunGard Data Systems, Inc.*                       1,014,200  $   28,519,304
-------------------------------------------------------------------------------
  Computer Software - Systems - 2.8%
    Brocade Communications Systems, Inc.*                91,500  $    1,797,975
    Ceridian Corp.*                                     457,300      10,453,878
    Cisco Systems, Inc.*                              3,660,700      57,765,846
    Peoplesoft, Inc.*                                 1,153,400      23,679,302
    VERITAS Software Corp.*                           1,153,413      26,147,873
                                                                 --------------
                                                                 $  119,844,874
-------------------------------------------------------------------------------
  Conglomerates - 1.5%
    Tyco International Ltd.                           2,872,862  $   63,059,321
-------------------------------------------------------------------------------
  Consumer Goods & Services - 1.1%
    Philip Morris Cos., Inc.                            807,700  $   46,240,825
-------------------------------------------------------------------------------
  Containers - 0.3%
    Smurfit-Stone Container Corp.*                      890,900  $   14,521,670
-------------------------------------------------------------------------------
  Electrical Equipment - 2.7%
    Danaher Corp.                                       904,120  $   62,944,834
    General Electric Co.                              1,670,700      52,025,598
                                                                 --------------
                                                                 $  114,970,432
-------------------------------------------------------------------------------
  Electronics - 5.8%
    Analog Devices, Inc.*                             1,297,100  $   47,499,802
    Atmel Corp.*                                      5,333,300      43,839,726
    Fairchild Semiconductor International Co.*        1,196,800      30,099,520
    Flextronics International Ltd.*                   2,757,400      36,480,402
    ITT Industries, Inc.                                  7,700         515,900
    Lam Research Corp.*                                 752,300      17,107,302
    National Semiconductor Corp.*                       324,000       9,946,800
    Novellus Systems, Inc.*                              88,200       3,746,736
    STMicroelectronics, Inc.                            995,900      26,789,710
    Tektronix, Inc.*                                    714,500      14,490,060
    Teradyne, Inc.*                                     118,100       3,198,148
    Texas Instruments, Inc.                             494,200      14,168,714
                                                                 --------------
                                                                 $  247,882,820
-------------------------------------------------------------------------------
  Entertainment - 9.5%
    AOL Time Warner, Inc.*                            2,843,100  $   53,165,970
    Clear Channel Communications, Inc.*               1,419,500      75,559,985
    Fox Entertainment Group, Inc.*                    1,987,630      49,770,255
    Viacom, Inc., "B"*                                3,561,949     174,393,023
    Walt Disney Co.                                   1,541,800      35,322,638
    Westwood One, Inc.*                                 419,900      16,019,185
                                                                 --------------
                                                                 $  404,231,056
-------------------------------------------------------------------------------
  Financial Institutions - 7.8%
    American Express Co.                                512,200  $   21,773,622
    Citigroup, Inc.                                   1,736,705      74,990,922
    Goldman Sachs Group, Inc.                           420,100      31,696,545
    Lehman Brothers Holdings, Inc.                      300,700      18,342,700
    Mellon Financial Corp.                            1,694,800      62,877,080
    Merrill Lynch & Co., Inc.                         1,883,600      76,681,356
    Morgan Stanley Dean Witter & Co.                  1,024,600      46,578,316
                                                                 --------------
                                                                 $  332,940,541
-------------------------------------------------------------------------------
  Forest & Paper Products - 1.2%
    Bowater, Inc.                                       870,800  $   45,612,504
    Temple-Inland, Inc.                                  79,000       4,398,720
    Weyerhaeuser Co.                                     36,600       2,397,300
                                                                 --------------
                                                                 $   52,408,524
-------------------------------------------------------------------------------
  Insurance - 5.7%
    American International Group, Inc.                  645,950  $   43,259,272
    Chubb Corp.                                         424,500      31,905,420
    Hartford Financial Services Group, Inc.             665,710      43,936,860
    MetLife, Inc.                                       721,400      23,972,122
    Travelers Property Casualty Corp.*                1,347,900      23,655,645
    UnumProvident Corp.                               1,421,650      35,967,745
    Willis Group Holdings Ltd.*                       1,220,600      39,706,118
                                                                 --------------
                                                                 $  242,403,182
-------------------------------------------------------------------------------
  Machinery - 0.3%
    Deere & Co.                                          91,200  $    4,286,400
    SPX Corp.                                            52,520       7,221,500
                                                                 --------------
                                                                 $   11,507,900
-------------------------------------------------------------------------------
  Medical & Health Products - 6.8%
    Allergan, Inc.                                      185,200  $   11,686,120
    Applera Corp. - Applied Biosystems Group          1,538,280      27,996,696
    Baxter International, Inc.                           79,100       4,247,670
    Johnson & Johnson Co.                               753,490      46,226,611
    Pfizer, Inc.                                      3,942,750     136,419,150
    Wyeth Corp.                                       1,093,000      60,661,500
                                                                 --------------
                                                                 $  287,237,747
-------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.9%
    Genzyme Corp.*                                    1,228,900  $   39,361,667
-------------------------------------------------------------------------------
  Oil Services - 4.2%
    Baker Hughes, Inc.                                  123,600  $    4,529,940
    GlobalSantaFe Corp.                               3,342,982     112,825,643
    Grant Pride Co., Inc.*                            3,581,600      53,724,000
    Noble Corp.*                                        123,900       5,305,398
    Transocean Sedco Forex, Inc.                         72,100       2,752,057
                                                                 --------------
                                                                 $  179,137,038
-------------------------------------------------------------------------------
  Oils - 2.2%
    Anadarko Petroleum Corp.                            759,900  $   38,564,925
    Apache Corp.                                        998,861      55,616,580
                                                                 --------------
                                                                 $   94,181,505
-------------------------------------------------------------------------------
  Pollution Control - 0.2%
    Waste Management, Inc.                              353,400  $    9,700,830
-------------------------------------------------------------------------------
  Printing & Publishing - 0.4%
    E.W. Scripps Co.                                     28,600  $    2,193,334
    Tribune Co.                                         294,700      12,527,697
                                                                 --------------
                                                                 $   14,721,031
-------------------------------------------------------------------------------
  Railroads - 0.1%
    Union Pacific Corp.                                  80,500  $    4,929,820
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.9%
    Starwood Hotels & Resorts Co.                     1,136,300  $   40,213,657
-------------------------------------------------------------------------------
  Restaurants & Lodging - 1.2%
    Hilton Hotels Corp.                               1,971,400  $   27,993,880
    Outback Steakhouse, Inc.*                           574,300      22,759,509
                                                                 --------------
                                                                 $   50,753,389
-------------------------------------------------------------------------------
  Retail - 4.1%
    BJ's Wholesale Club, Inc.*                        1,099,400  $   47,549,050
    Costco Wholesale Corp.*                             659,800      25,910,346
    CVS Corp.                                           482,000      15,438,460
    Home Depot, Inc.                                  1,264,600      52,721,174
    Target Corp.                                        786,400      32,596,280
                                                                 --------------
                                                                 $  174,215,310
-------------------------------------------------------------------------------
  Special Products & Services - 0.4%
    Illinois Tool Works, Inc.                           247,400  $   17,572,822
-------------------------------------------------------------------------------
  Supermarkets - 0.7%
    Safeway, Inc.*                                      704,300  $   28,629,795
-------------------------------------------------------------------------------
  Telecommunications - 4.2%
    Amdocs Ltd.*                                      1,488,400  $   27,684,240
    Charter Communications, Inc.*                     4,270,700      29,766,779
    EchoStar Communications Corp.*                    2,922,300      73,612,737
    Emulex Corp.*                                     1,016,000      30,591,760
    Motorola, Inc.                                    1,035,500      16,557,645
    Winstar Communications, Inc.*                     1,151,449           4,606
                                                                 --------------
                                                                 $  178,217,767
-------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.9%
    AT&T Wireless Services, Inc.*                     4,520,400  $   36,660,444
-------------------------------------------------------------------------------
  Trucking - 0.6%
    United Parcel Service, Inc.                         392,700  $   23,711,226
-------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    AES Corp.*                                        2,868,635  $   18,789,559
-------------------------------------------------------------------------------
  Utilities - Gas - 2.0%
    Dynegy, Inc.                                      2,793,280  $   24,832,259
    El Paso Corp.                                     1,601,033      41,066,497
    Kinder Morgan, Inc.                                 454,800      19,670,100
                                                                 --------------
                                                                 $   85,568,856
-------------------------------------------------------------------------------
Total U.S. Stocks                                                $3,642,791,338
-------------------------------------------------------------------------------
Foreign Stocks - 8.9%
  Bermuda - 3.1%
    Ace Ltd. (Insurance)                              1,623,820  $   56,200,410
    XL Capital Ltd. (Insurance)                         827,750      73,272,430
                                                                 --------------
                                                                 $  129,472,840
-------------------------------------------------------------------------------
  Brazil - 1.1%
    Aracruz Celulose S.A., ADR (Forest & Paper
      Products)                                       2,167,920  $   47,802,636
-------------------------------------------------------------------------------
  Canada - 1.6%
    Abitibi-Consolidated, Inc. (Forest & Paper
      Products)                                       4,525,500  $   39,236,085
    Encana Corp. (Utilities - Gas)                      904,335      27,951,419
                                                                 --------------
                                                                 $   67,187,504
-------------------------------------------------------------------------------
  China - 0.4%
    China Mobile (Hong Kong) Ltd.
    (Telecommunications)*                             5,740,500  $   18,142,150
-------------------------------------------------------------------------------
  Finland - 0.6%
    Nokia Corp., ADR (Telecommunications)             1,935,600  $   26,866,128
-------------------------------------------------------------------------------
  Ireland - 0.2%
    Jefferson Smurfit Corp. (Forest & Paper
    Products)                                         3,308,904  $    9,869,411
-------------------------------------------------------------------------------
  Israel - 0.6%
    Partner Communications Co. Ltd., ADR
      (Telecommunications)*                           5,089,175  $   23,919,123
-------------------------------------------------------------------------------
  South Korea - 0.1%
    Samsung Electronics (Electronics)                    15,450  $    4,369,387
-------------------------------------------------------------------------------
  United Kingdom - 1.2%
    Shire Pharmaceuticals Group PLC
      (Medical & Health Products)*                    2,340,700  $   21,286,931
    Vodafone Group PLC (Telecommunications)          20,039,074      30,251,341
                                                                 --------------
                                                                 $   51,538,272
-------------------------------------------------------------------------------
Total Foreign Stocks                                             $  379,167,451
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $4,439,219,498)                   $4,021,958,789
-------------------------------------------------------------------------------
Preferred Stock - 0.5%
-------------------------------------------------------------------------------
U.S. Stocks - 0.5%
  Utilities - Gas - 0.5%
    Keyspan Corp. (Identified Cost, $18,353,000)        367,060  $   19,307,356
-------------------------------------------------------------------------------
Short-Term Obligations - 4.4%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
    Citigroup, Inc., due 6/04/02 - 6/27/02              $40,000  $   39,960,790
    Federal Home Loan Mortgage Discount Notes,
      due 6/ 18/02                                        8,093       8,086,312
    Ford Motor Credit Corp., due 6/03/02 -
      6/21/02                                            49,200      49,166,390
    General Electric Capital Corp., due 6/03/02          28,145      28,142,154
    General Motors Acceptance Corp., due 6/05/02
      - 7/01/02                                          60,800      60,742,494
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $  186,098,140
-------------------------------------------------------------------------------
Repurchase Agreement - 0.7%
-------------------------------------------------------------------------------
    Merrill Lynch, dated 5/31/02, due 6/03/02,
      total to be received $29,555,457 (secured
      by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                           $29,551  $   29,551,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $4,673,221,638)              $4,256,915,285
Other Assets, Less Liabilities - (0.2%)                              (6,427,954)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                              $4,250,487,331
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
MAY 31, 2002
--------------------------------------------------------------------------
Assets:
  Investments at value (identified cost, $4,673,221,638) $ 4,256,915,285 Investments of cash collateral for securities loaned,
    at identified cost and value                              307,548,021
  Cash                                                                817
  Receivable for investments sold                              20,068,103
  Receivable for fund shares sold                               5,752,356
  Interest and dividends receivable                             2,434,320
  Other assets                                                     16,664
                                                          ---------------
    Total assets                                          $ 4,592,735,566
                                                          ---------------
Liabilities:
  Payable for investments purchased                       $    19,908,131
  Payable for fund shares reacquired                           14,164,830
  Collateral for securities loaned, at value                  307,548,021
  Payable to affiliates -
    Management fee                                                 79,046
    Shareholder servicing agent fee                                11,656
    Distribution and service fee                                   65,488
    Administrative fee                                              1,855
  Accrued expenses and other liabilities                          469,208
                                                          ---------------
      Total liabilities                                   $   342,248,235
                                                          ---------------
Net assets                                                $ 4,250,487,331
                                                          ===============
Net assets consist of:
  Paid-in capital                                         $ 6,710,251,155
  Unrealized depreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                       (416,311,367)
  Accumulated net realized loss on investments
    and foreign currency transactions                      (2,029,450,983)
  Accumulated net investment loss                             (14,001,474)
                                                          ---------------
      Total                                               $ 4,250,487,331
                                                          ===============
Shares of beneficial interest outstanding                    363,260,082
                                                             ===========
Class A shares:
  Net asset value per share
    (net assets $2,353,651,077 / 195,633,330 shares of
beneficial interest outstanding)                              $12.03
    Offering price per share (100 / 94.25 of net asset
value per share)                                              $12.76
Class B shares:
  Net asset value and offering price per share
    (net assets $1,362,602,816 / 120,694,391 shares of
beneficial interest outstanding)                              $11.29
Class C shares:
  Net asset value and offering price per share
    (net assets $434,015,309 / 38,644,874 shares of
beneficial interest outstanding)                              $11.23
                                                              ======
Class I shares:
  Net asset value, offering price, and redemption price
per share
    (net assets $100,218,129 / 8,287,487 shares of
beneficial interest outstanding)                              $12.09
                                                              ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2002
------------------------------------------------------------------------------

Net investment income (loss):
    Income -
    Dividends                                                    $  19,666,250
    Interest                                                         2,227,185
    Foreign taxes withheld                                            (333,141)
                                                                 -------------
      Total investment income                                    $  21,560,294
                                                                 -------------
  Expenses -
    Management fee                                               $  17,604,466
    Trustees' compensation                                              34,758
    Shareholder servicing agent fee                                  2,361,222
    Distribution and service fee (Class A)                           3,199,555
    Distribution and service fee (Class B)                           7,689,523
    Distribution and service fee (Class C)                           2,561,270
    Administrative fee                                                 281,130
    Custodian fee                                                      650,667
    Printing                                                            80,803
    Postage                                                            317,646
    Auditing fees                                                       16,678
    Legal fees                                                             970
    Miscellaneous                                                    2,453,454
                                                                 -------------
      Total expenses                                             $  37,252,142
    Fees paid indirectly                                              (103,219)
    Reduction of expenses by investment adviser                     (1,718,709)
                                                                 -------------
      Net expenses                                               $  35,430,214
                                                                 -------------
        Net investment loss                                      $ (13,869,920)
                                                                 -------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                      $(254,959,018)
    Foreign currency transactions                                     (353,405)
                                                                 -------------
      Net realized loss on investments and foreign
        currency transactions                                    $(255,312,423)
                                                                 -------------
  Change in unrealized depreciation -
    Investments                                                  $(117,692,858)
    Translation of assets and liabilities in foreign
      currencies                                                        (7,237)
                                                                 -------------
      Net unrealized loss on investments and foreign
        currency translation                                     $(117,700,095)
                                                                 -------------
        Net realized and unrealized loss on investments and
          foreign currency                                       $(373,012,518)
                                                                 -------------
          Decrease in net assets from operations                 $(386,882,438)
                                                                 =============

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                     YEAR ENDED
                                                              MAY 31, 2002              NOVEMBER 30, 2001
                                                               (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                       $  (13,869,920)               $   (39,083,338)
  Net realized loss on investments and foreign
    currency transactions                                     (255,312,423)                (1,749,304,938)
  Net unrealized gain (loss) on investments and
    foreign currency translation                              (117,700,095)                   285,571,664
                                                            --------------                ---------------
    Decrease in net assets from operations                  $ (386,882,438)               $(1,502,816,612)
                                                            --------------                ---------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                         $       --                    $  (303,673,351)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                 --                       (205,767,895)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                 --                        (71,526,374)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                 --                        (14,688,657)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                         --                        (12,773,397)
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                         --                         (8,655,205)
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                         --                         (3,008,610)
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                         --                           (617,848)
                                                            --------------                ---------------
    Total distributions declared to shareholders            $       --                    $  (620,711,337)
                                                            --------------                ---------------
Net increase (decrease) in net assets from fund share
  transactions                                              $ (242,727,049)               $ 1,301,410,171
                                                            --------------                ---------------
      Total decrease in net assets                          $ (629,609,487)               $  (822,117,778)
Net assets:
  At beginning of period                                     4,880,096,818                  5,702,214,596
                                                            --------------                ---------------
At end of period (including accumulated net investment
  loss of $14,001,474 and $131,554, respectively)           $4,250,487,331                $ 4,880,096,818
                                                            ==============                ===============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30,
                             SIX MONTHS ENDED         -------------------------------------------------------------------------
                                 MAY 31, 2002              2001             2000             1999           1998           1997
                                   (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period  $13.08            $18.67           $21.77           $16.60         $15.23         $13.34
                                       ------            ------           ------           ------         ------         ------
Income from investment operations# -
  Net investment income
    (loss)(S)                          $(0.02)           $(0.05)          $(0.07)          $(0.06)        $(0.01)        $ 0.07
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                (1.03)            (3.52)            0.29             6.13           3.02           2.97
                                       ------            ------           ------           ------         ------         ------
      Total from investment
        operations                     $(1.05)           $(3.57)          $ 0.22           $ 6.07         $ 3.01         $ 3.04
                                       ------            ------           ------           ------         ------         ------
Less distributions declared to
 shareholders -
  From net investment income           $ --              $ --             $ --             $ --           $(0.03)        $(0.03)
  In excess of net investment
    income                               --                --               --               --            (0.00)+++       --
  From net realized gain on
    investments and foreign
    currency transactions                --               (1.94)           (3.32)           (0.90)         (1.61)         (1.12)
  In excess of net realized gain
    on investments and foreign
    currency transactions                --               (0.08)            --               --             --             --
                                       ------            ------           ------           ------         ------         ------
      Total distributions
        declared to shareholders       $ --              $(2.02)          $(3.32)          $(0.90)        $(1.64)        $(1.15)
                                       ------            ------           ------           ------         ------         ------
Net asset value - end of period        $12.03            $13.08           $18.67           $21.77         $16.60         $15.23
                                       ======            ======           ======           ======         ======         ======
Total return(+)                         (8.03)%++        (22.08)%           0.58%           38.59%         22.21%         24.96%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                             1.19%+            1.18%            1.11%            1.18%          1.23%          1.29%
  Net investment income (loss)          (0.27)%           (0.35)%          (0.31)%          (0.33)%        (0.06)%         0.49%
Portfolio turnover                         38%              111%             117%             155%           123%           144%
Net assets at end of period
  (000 Omitted)                    $2,353,651        $2,604,397       $2,885,714       $1,769,925       $923,779       $609,189

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Certain prior year amounts have been reclassified to conform to the current year's presentation. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
    Net investment loss                $(0.02)           $(0.07)          $(0.09)          $(0.07)           --            --
    Ratios (to average net assets):
      Expenses##                         1.26%+            1.27%            1.20%            1.22%           --            --
      Net investment loss               (0.34)%+          (0.44)%          (0.40)%          (0.37)%          --            --
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30,
                             SIX MONTHS ENDED         -------------------------------------------------------------------------
                                 MAY 31, 2002              2001            2000            1999            1998            1997
                                   (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period  $12.32            $17.71          $20.83          $15.94          $14.77          $13.01
                                       ------            ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment loss(S)               $(0.06)           $(0.16)         $(0.22)         $(0.19)         $(0.12)         $(0.04)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                (0.97)            (3.34)           0.31            5.88            2.90            2.89
                                       ------            ------          ------          ------          ------          ------
      Total from investment
        operations                     $(1.03)           $(3.50)         $ 0.09          $ 5.69          $ 2.78          $ 2.85
                                       ------            ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net realized gain on
    investments and foreign
    currency transactions              $ --              $(1.81)         $(3.21)         $(0.80)         $(1.61)         $(1.09)
  In excess of net realized gain
    on investments and foreign
    currency transactions                --               (0.08)           --              --              --              --
                                       ------            ------          ------          ------          ------          ------
      Total distributions
        declared to shareholders       $ --              $(1.89)         $(3.21)         $(0.80)         $(1.61)         $(1.09)
                                       ------            ------          ------          ------          ------          ------
Net asset value - end of period        $11.29            $12.32          $17.71          $20.83          $15.94          $14.77
                                       ======            ======          ======          ======          ======          ======
Total return                            (8.36)%++        (22.67)%         (0.16)%         37.57%          21.32%          24.03%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                             1.94%+            1.93%           1.86%           1.93%           1.98%           2.04%
  Net investment loss                   (1.02)%+          (1.10)%         (1.06)%         (1.08)%         (0.81)%         (0.28)%
Portfolio turnover                         38%              111%            117%            155%            123%            144%
Net assets at end of period
  (000 Omitted)                    $1,362,603        $1,606,753      $1,992,463      $1,204,159        $658,056        $411,640

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Certain prior year amounts have been reclassified to conform to the current year's presentation. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

    Net investment loss                $(0.07)           $(0.17)          $(0.24)          $(0.20)           --            --
    Ratios (to average net assets):
      Expenses##                         2.01%+            2.02%            1.95%            1.97%           --            --
      Net investment loss               (1.09)%+          (1.19)           (1.15)%          (1.12)           --            --
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and  certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30,
                              SIX MONTHS ENDED         ------------------------------------------------------------------------
                                  MAY 31, 2002              2001            2000            1999            1998           1997
                                   (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                       CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period   $12.25            $17.64          $20.78          $15.91          $14.74         $13.03
                                        ------            ------          ------          ------          ------         ------
Income from investment operations# -
  Net investment loss(S)                $(0.06)           $(0.16)         $(0.22)         $(0.19)         $(0.12)        $(0.04)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                 (0.96)            (3.32)           0.30            5.87            2.90           2.88
                                        ------            ------          ------          ------          ------         ------
      Total from investment
        operations                      $(1.02)           $(3.48)         $ 0.08          $ 5.68          $ 2.78         $ 2.84
                                        ------            ------          ------          ------          ------         ------
Less distributions declared to shareholders -
  From net investment income            $ --              $ --            $ --            $ --            $ --           $(0.01)
  From net realized gain on
    investments and foreign
    currency transactions                 --               (1.83)          (3.22)          (0.81)          (1.61)         (1.12)
  In excess of net realized gain
    on investments and foreign
    currency transactions                 --               (0.08)           --              --              --             --
                                        ------            ------          ------          ------          ------         ------
      Total distributions
        declared to shareholders       $ --              $(1.91)         $(3.22)         $(0.81)         $(1.61)        $(1.13)
                                        ------            ------          ------          ------          ------         ------
Net asset value - end of period         $11.23            $12.25          $17.64          $20.78          $15.91         $14.74
                                        ======            ======          ======          ======          ======         ======
Total return                             (8.33)%++        (22.72)%         (0.14)%         37.59%          21.28%         24.02%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                              1.94%+            1.93%           1.86%           1.93%           1.98%          2.04%
  Net investment loss                    (1.02)%+          (1.10)%         (1.04)%         (1.08)%         (0.82)%        (0.28)%
Portfolio turnover                          38%              111%            117%            155%            123%           144%
Net assets at end of period
  (000 Omitted)                       $434,015          $550,351        $685,791        $273,038        $119,966        $66,148

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Certain prior year amounts have been reclassified to conform to the current year's presentation. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

    Net investment loss                 $(0.07)           $(0.17)          $(0.24)          $(0.20)           --           --
    Ratios (to average net assets):
      Expenses##                          2.01%+            2.02%            1.95%            1.97%           --           --
      Net investment loss                (1.09)%+          (1.19)%          (1.13)%          (1.12)%          --           --
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED NOVEMBER 30,                      PERIOD ENDED
                              SIX MONTHS ENDED       -----------------------------------------------------       NOVEMBER 30,
                                  MAY 31, 2002              2001            2000         1999         1998              1997*
                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                       CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period   $13.13            $18.74          $21.82       $16.63       $15.26             $12.22
                                        ------            ------          ------       ------       ------             ------
Income from investment operations# -
  Net investment income (loss)(S)       $(0.00)+++        $(0.01)         $(0.01)      $(0.02)      $ 0.03             $ 0.08
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                 (1.04)            (3.54)           0.29         6.14         3.01               2.96
                                        ------            ------          ------       ------       ------             ------
      Total from investment
        operations                      $(1.04)           $(3.55)         $ 0.28       $ 6.12       $ 3.04             $ 3.04
                                        ------            ------          ------       ------       ------             ------
Less distributions declared to shareholders -
  From net investment income            $ --              $ --            $ --         $ --         $(0.05)            $ --
  In excess of net investment
    income                                --                --              --           --          (0.01)              --
  From net realized gain on
    investments and foreign
    currency transactions                 --               (1.98)          (3.36)       (0.93)       (1.61)              --
  In excess of net realized gain
    on investments and foreign
    currency transactions                 --               (0.08)           --           --           --                 --
                                        ------            ------          ------       ------       ------             ------
      Total distributions
        declared to shareholders        $ --              $(2.06)         $(3.36)      $(0.93)      $(1.67)            $ --
                                        ------            ------          ------       ------       ------             ------
Net asset value - end of period         $12.09            $13.13          $18.74       $21.82       $16.63             $15.26
                                        ======            ======          ======       ======       ======             ======
Total return                             (7.92)%++        (21.88)%          0.83%       38.93%       22.54%             24.88%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                              0.94%+            0.93%           0.86%        0.92%        0.98%              1.01%+
  Net investment income (loss)           (0.02)%+          (0.10)%         (0.06)%      (0.09)%       0.20%              0.65%+
Portfolio turnover                          38%              111%            117%         155%         123%               144%
Net assets at end of period
  (000 Omitted)                       $100,218          $118,595        $138,248      $71,099      $30,705            $30,517

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Certain prior year amounts have been reclassified to conform to the current year's presentation. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
    Net investment loss                 $(0.01)           $(0.03)          $(0.03)         $(0.03)         --            --
    Ratios (to average net assets):
      Expenses##                          1.01%+            1.02%            0.95%           0.96%         --            --
      Net investment loss                (0.09)%+          (0.19)%          (0.15)%         (0.13)%        --            --
  * For the period from the inception of Class I shares, January 2, 1997, through November 30, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Capital Opportunities Fund (the fund) is a diversified series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At May 31, 2002, the value of securities loaned was $295,455,380. These loans were collateralized by cash of $307,548,021 which was invested in the following short-term obligation:

                                                               IDENTIFIED COST
                                                     SHARES          AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    307,548,021       $307,548,021
                                                                  ------------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $85,369 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $17,850 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended November 30, 2001 and November 30, 2000 was as follows:

                                          NOVEMBER 30, 2001  NOVEMBER 30, 2000
------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                            $311,027,071      $297,474,480
    Long-term capital gain                      309,684,266       218,614,045
                                               ------------      ------------
Total distributions declared                   $620,711,337      $516,088,525
                                               ============      ============

As of November 30, 2001 the components of accumulated losses on a tax basis were as follows:

Capital loss carryforward                                     $(1,472,500,417)
Unrealized loss                                                  (361,355,309)
Other temporary differences                                      (239,029,049)

At November 30, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $1,472,500,417 which may be applied against any net taxable realized gains of each succeeding year until the earlier of it utilization or expiration on November 30, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has voluntarily agreed to reduce its management fee to 0.65% of the fund's average net assets in excess of $1.5 billion, 0.625% of average net assets in excess of $3 billion, 0.60% of average net assets in excess of $5 billion and 0.575% of average net assets in excess of $10 billion. This voluntary waiver, which is shown as a reduction of total expenses in the Statement of Operations, may be rescinded by MFS only with the approval of the fund's Board of Trustees. The management fee incurred for the six months ended May 31, 2002 was 0.68% of average daily net assets on an annualized basis.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          Next $2.5 billion                                  0.0130%
          Next $2.5 billion                                  0.0005%
          In excess of $7 billion                            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $169,474 for the six months ended May 31, 2002 as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $105,377 for the six months ended May 31, 2002. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees may determine. Fees incurred under the distribution plan during the six months ended May 31, 2002 were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $57,405 and $56,611 for Class B and Class C shares, respectively, for the six months ended May 31, 2002. Fees incurred under the distribution plan during the six months ended May 31, 2002 were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended May 31, 2002, were $38,366, $1,027,968, and $55,041 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,692,225,629 and $1,941,166,930, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $4,735,965,675
                                                               --------------
Gross unrealized depreciation                                  $ (735,288,507)
Gross unrealized appreciation                                     256,238,117
                                                               --------------
    Net unrealized depreciation                                $ (479,050,390)
                                                               ===============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                        SIX MONTHS ENDED MAY 31, 2002          YEAR ENDED NOVEMBER 30, 2001
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                             68,697,167    $   886,771,843        104,380,572    $ 1,659,239,101
Shares issued to shareholders in
  reinvestment of distributions              2,764             35,157         15,442,349        277,340,516
Shares reacquired                      (72,251,534)      (929,705,756)       (75,163,146)    (1,134,099,133)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase (decrease)             (3,551,603)   $   (42,898,756)        44,659,775    $   802,480,484
                                   ===============    ===============    ===============    ===============

Class B shares
                                        SIX MONTHS ENDED MAY 31, 2002          YEAR ENDED NOVEMBER 30, 2001
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              7,123,271    $    86,909,582         37,057,287    $   570,875,424
Shares issued to shareholders in
  reinvestment of distributions              2,502             29,946         10,976,695        187,032,987
Shares reacquired                      (16,890,764)      (203,187,065)       (30,105,905)      (418,609,017)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase (decrease)             (9,764,991)   $  (116,247,537)        17,928,077    $   339,299,394
                                   ===============    ===============    ===============    ===============

Class C shares
                                        SIX MONTHS ENDED MAY 31, 2002          YEAR ENDED NOVEMBER 30, 2001
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              3,925,452    $    48,279,956         17,880,768    $   277,931,302
Shares issued to shareholders in
  reinvestment of distributions                686              8,071          3,378,924         57,264,474
Shares reacquired                      (10,201,837)      (122,182,384)       (15,210,813)      (208,422,326)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase (decrease)             (6,275,699)   $   (73,894,357)         6,048,879    $   126,773,450
                                   ===============    ===============    ===============    ===============

Class I shares
                                        SIX MONTHS ENDED MAY 31, 2002          YEAR ENDED NOVEMBER 30, 2001
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              1,765,471    $    22,781,017          4,343,539    $    69,597,837
Shares issued to shareholders in
  reinvestment of distributions               --                 --              746,763         13,434,278
Shares reacquired                       (2,513,076)       (32,467,416)        (3,433,378)       (50,175,272)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase (decrease)               (747,605)   $    (9,686,399)         1,656,924    $    32,856,843
                                   ===============    ===============    ===============    ===============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $23,223 which is based on the average daily unused portion of the line of credit is included in interest expense. The fund had no significant borrowings during the period.

(7) Change in Accounting Principle
The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.

MFS(R) CAPITAL OPPORTUNITIES FUND

The following tables present certain information regarding the Trustees and officers of Series Trust VII, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

         NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Trustee,          ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                               Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman   Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                          Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee              LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,            Hemenway & Barnes (attorneys), Partner
President and Director
                                                     WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee              Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief      Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and     Associates Properties, Inc. (real estate
Director                                             investment trust), Director; The Baupost Fund (a
                                                     mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac       J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of        Insight Resources, Inc.
Surgery                                              (acquisition planning specialists), President;
                                                     Wellfleet Investments (investor in health care
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)   companies), Managing General Partner (since 1993);
Trustee                                              Paragon Trade Brands, Inc. (disposable consumer
Edmund Gibbons Limited (diversified holding          products), Director; Cambridge Nutraceuticals
company), Chief Executive Officer; Colonial          (professional nutritional products), Chief
Insurance Company Ltd., Director and Chairman;       Executive Officer (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                     ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee             Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video      WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                            Private investor; Sundstrand Corporation
                                                     (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee               industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy        (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,           ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                               Treasurer
Massachusetts Financial Services Company, Chairman   Massachusetts Financial Services Company, Vice
and Chief Executive Officer                          President (since August 2000); UAM Fund Services,
                                                     Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                        ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior     Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel         President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant            JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                            Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice       Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the
Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a
Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill
were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of
Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.
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
INVESTMENT ADVISER                                   INVESTOR SERVICE
                                                     MFS Service Center, Inc.
Massachusetts Financial Services Company             P.O. Box 2281
500 Boylston Street                                  Boston, MA 02107-9906
Boston, MA 02116-3741
                                                     For general information, call toll free:
DISTRIBUTOR                                          1-800-225-2606 any business day from 8 a.m. to
                                                     8 p.m. Eastern time.
MFS Fund Distributors, Inc.
500 Boylston Street                                  For service to speech- or hearing- impaired
Boston, MA 02116-3741                                individuals, call toll free: 1-800-637-6576
                                                     any business day from 9 a.m. to 5 p.m. Eastern
PORTFOLIO MANAGER                                    time. (To use this service, your phone must be
                                                     equipped with a Telecommunications Device for
Maura A. Shaughnessy+                                the Deaf).

CUSTODIAN                                            For share prices, account balances, exchanges
                                                     or stock and bond outlooks, call toll free:
State Street Bank and Trust Company                  1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                     touch-tone telephone.
INVESTOR INFORMATION
                                                     WORLD WIDE WEB
For information on MFS mutual funds, call your       www.mfs.com
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m.Eastern time (or leave
a message anytime).

+ MFS Investment Management
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

MFS(R) CAPITAL                                                  ------------
OPPORTUNITIES FUND                                                PRSRT STD
                                                                U.S. Postage
[logo] M F S(R)                                                     Paid
INVESTMENT MANAGEMENT                                               MFS
                                                                ------------

500 Boylston Street
Boston, MA 02116-3741


(C)2002 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc., 500
Boylston Street, Boston, MA 02116.
                                              MCO-3  7/02  419M  23/223/323/823